EXHIBIT 10.49

                                                                EXECUTION COPY

                         COLLATERAL SHARING AGREEMENT

          COLLATERAL SHARING AGREEMENT dated as of February 24, 2004, among BANK ONE, NA, having its principal office in Chicago, Illinois ("Bank One"), as Collateral Agent, Wells Fargo Bank, National Association, as Trustee for the benefit of the holders of the Notes (such term and each other capitalized term used herein having the meanings set forth in Section 1 below), Bank One, as Administrative Agent for the benefit of the lenders under the Existing Credit Agreement, and ROTO-ROOTER, INC.

                             W I T N E S S E T H:

          WHEREAS, the Company, certain lenders, and the Administrative Agent, are parties to the Credit Agreement dated as of February 24, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the "Existing Credit Agreement");

          WHEREAS, the Company, the Trustee and the Guarantors have entered into the Indenture dated as of February 24, 2004 (as amended, supplemented or otherwise modified from time to time, the "Indenture"), pursuant to which the Company intends to issue the Notes; and

          WHEREAS, pursuant to the Security Documents, the Company and each of the other Grantors have granted a security interest in certain of their respective assets to the Collateral Agent for the equal and ratable benefit of the Secured Parties.

          NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

          SECTION 1. DEFINITIONS AND TERMS GENERALLY.

          1.1. Definitions. As used in this Agreement, the following terms have the meanings specified below:

          "Administrative Agent" means Bank One, NA, in its capacity as the administrative agent under the Existing Credit Agreement.

          "Affiliate" means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified. Notwithstanding the foregoing, no individual shall be deemed to be an Affiliate of a Person solely by reason of his or her being an officer or director of such Person.

          "Aggregate Credit Agreement Exposure" means at any time, without duplication, the aggregate amount of Credit Agreement Obligations outstanding plus the amount of all commitments of the Senior Lenders under the Senior Loan Documents to extend credit (whether by making loans or providing or participating in letters of credit or otherwise), but excluding any letters of credit or obligations owing in respect of letters of credit to the extent the same are secured in accordance with the Senior Credit Agreement by property that does not secure the Notes.

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          "Applicable Secured Documents" means (a) in respect of any
Noteholder Claims, the Noteholder Documents and (b) in respect of any Senior Lender Claims, the relevant Senior Loan Documents.

          "Bankruptcy Law" means Title 11 of the United States Code and any similar Federal, state or foreign law for the relief of debtors.

          "Business Day" means any day other than a Saturday, a Sunday or a day that is a legal holiday under the laws of the State of New York or the State of Illinois or on which banking institutions in the State of New York or the State of Illinois are required or authorized by law or other governmental action to close.

          "Collateral" means all assets or property of the Grantors, now owned or hereafter acquired, upon which a Lien is purported to be created by any Security Document.

          "Collateral Account" has the meaning set forth in Section 4.1.

          "Collateral Agent" means Bank One, NA, in its capacity as collateral agent under the Security Documents and this Agreement.

          "Collateral Agent Fees" means all fees, costs and expenses of, and other amounts owing to, the Collateral Agent of the types referred to in
Section 2.4.

          "Collateral Estate" has the meaning set forth in Section 2.1(b).

          "Company" means Roto-Rooter, Inc., a Delaware corporation.

          "Credit Agreement" means the Existing Credit Agreement together with any guarantees, collateral documents, instruments and agreements executed in connection therewith, in each case as amended, restated, supplemented, waived, replaced (whether or not upon termination, and whether with the original lenders or otherwise), refinanced, restructured, or otherwise modified from time to time (except to the extent that any such amendment, restatement, supplement, waiver, replacement, refinancing, restructuring or other modification thereto would be prohibited by the terms of the Indenture, unless otherwise agreed to by the Noteholders of a least a majority in aggregate principal amount of Notes at the time outstanding).

          "Credit Agreement Obligations" means (i) all Indebtedness outstanding under the Senior Credit Agreement, (ii) all other obligations (not constituting Indebtedness) of the Company or any Grantor under the Senior Credit Agreement, and (iii) all other obligations of the Company or any Grantor in connection with Hedging Obligations owing to any Senior Lender under the Senior Credit Agreement or any affiliate of such Senior Lender, unless the Company and such Senior Lender mutually agree that such Hedging Obligation does not constitute a "Secured Obligation" under and as defined in the Senior Credit Agreement.

          "Credit Facilities" means one or more debt facilities (including the Credit Agreement) or commercial paper facilities providing for revolving credit loans, term loans,

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receivables financing (including through the sale of receivables to lenders or to special purpose entities formed to borrow from lenders against such receivables) or letters of credit, or any debt securities or other form of debt financing (including convertible or exchangeable debt instruments), in each case, as amended, supplemented, modified, extended, renewed, restated or refunded in whole or in part from time to time.

          "Discharge of Senior Credit Agreement Claims" means, except to the extent otherwise provided in Section 5.2, payment in full in cash of (a) the principal of and interest and premium, if any, on all Indebtedness outstanding under the Senior Credit Agreement constituting Senior Lender Claims or, with respect to letters of credit outstanding thereunder, delivery of cash collateral or backstop letters of credit in respect thereof in compliance with the Senior Credit Agreement, in each case after or concurrently with termination of all commitments to extend credit thereunder and (b) any other Senior Lender Claims that are due and payable or otherwise accrued and owing under the Senior Credit Agreement at or prior to the time such principal, interest and premium, if any, are paid.

          "Discharge of Credit Agreement Obligations" means payment in full in cash of (a) the principal of and interest and premium, if any, on all Indebtedness outstanding under the Credit Agreement or, with respect to Hedging Obligations that are Credit Agreement Obligations, or with respect to letters of credit outstanding thereunder, delivery of cash collateral or backstop letters of credit in respect thereof in compliance with the Senior Credit Agreement, in each case after or concurrently with termination of all commitments to extend credit thereunder and (b) payment in full of any other Credit Agreement Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal, interest and premium, if any, are paid.

          "Distribution Date" means each date fixed by the Collateral Agent in its sole discretion for a distribution pursuant to the applicable provisions of this Agreement of any funds held in the Collateral Account.

          "Existing Credit Agreement" has the meaning set forth in the recitals hereto.

          "First-Lien Credit Facilities" means (a) the Credit Facilities provided pursuant to the Credit Agreement and (b) any other Credit Facility (other than the Notes), that, in the case of both clauses (a) and (b), is secured by the Collateral pursuant to a Permitted Lien (as defined in the Indenture) described in clause (7), (12) or (13) of the definition thereof and (except for the Credit Facilities provided pursuant to the Existing Credit Agreement) is designated by the Company as a "First-Lien Credit Facility" for purposes of this Agreement.

          "Future First-Lien Credit Facility" means any First-Lien Credit Facility (other than the Existing Credit Agreement), provided that the Required Lenders under any Senior Credit Agreement then in effect have consented to the designation of such Credit Facility as a "First-Lien Credit Facility".

          "Future Other First-Lien Obligations" means all Obligations of the Company or any other Grantor, to a creditor under a First-Lien Credit Facility, in respect of Hedging Obligations that are designated by the Company as "Credit Agreement Obligations" for purposes

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of the Indenture; provided that the Required Lenders under any Senior Credit
Agreement then in effect have consented to such designation.

          "Grantors" means each of the Company and the Subsidiaries that has executed and delivered a Security Document.

          "Guarantors" means each of the Grantors other than the Company.

          "Guaranty" means any guaranty entered into by any Subsidiary of the Company in favor of any Secured Party guaranteeing the repayment of the Secured Obligations.

          "Hedging Obligations" means, with respect to any Person, the Obligations of such Person in respect of (a) any interest rate protection agreement, interest rate future agreement, interest rate option agreement, interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedge agreement or other similar agreement or arrangement or (b) any foreign exchange contract, currency swap agreements or other similar agreement or arrangement.

          "Indebtedness" means and includes all obligations that constitute "Indebtedness" within the meaning of the Indenture or the Senior Credit Agreement.

          "Indenture" has the meaning set forth in the recitals hereto.

          "Insolvency or Liquidation Proceeding" means (a) any voluntary or involuntary case or proceeding under any Bankruptcy Law with respect to any Grantor, (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Grantor or with respect to any of their respective assets, (c) any liquidation, dissolution, reorganization or winding up of any Grantor whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (d) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Grantor.

          "Instructing Group" means (i) until the Discharge of Credit Agreement Obligations has occurred and so long as no Insolvency or Liquidation Proceeding is continuing, the Required Lenders, and (ii) after the Discharge of Credit Agreement Obligations has occurred or during the continuance of any Insolvency or Liquidation Proceeding, the Majority Secured Parties.

          "Lien" means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

          "Majority Secured Parties" means, at any time, the Secured Party or Secured Parties, acting through its (or their) respective Representative, holding more than 50% of the aggregate amount of the Secured Obligations then outstanding. In calculating the aggregate



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amount of the Secured Obligations then outstanding represented by each
Representative, (a) the amount of Indebtedness outstanding shall be that reflected on the applicable debtor's balance sheet, as determined in accordance with GAAP, (b) the amount outstanding in respect of a letter of credit shall be the face amount of such letter of credit less the amount of any property that secures the repayment of such letter of credit (and not the Notes) in accordance with the Senior Loan Documents, and (c) the amount outstanding in respect of Hedging Obligations shall be the amount which would be due and payable to a Secured Party holding such Hedging Obligations if such Hedging Obligations were then terminated.

          "Noteholder Claims" means all Obligations in respect of the Notes and the guarantees of the Notes or arising under the Noteholder Documents or any of them. Noteholder Claims shall include all interest accrued or accruing (or which would, absent the commencement of any Insolvency or Liquidation Proceeding, accrue) after the commencement of any Insolvency or Liquidation Proceeding in accordance with and at the rate specified in the relevant Noteholder Document whether or not the claim for such interest is allowed as a claim in such Insolvency or Liquidation Proceeding. To the extent any payment with respect to the Noteholder Claims (whether by or on behalf of any Grantor, as proceeds of security, enforcement of any right of set-off or otherwise) is declared to be fraudulent or preferential in any respect, set aside or required to be paid to a debtor in possession, trustee, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred.

          "Noteholder Documents" means (a) the Indenture and the Notes and (b) any other related document or instrument executed and delivered pursuant to or in connection with any Noteholder Document described in clause (a) above evidencing or governing any Obligations thereunder. Notwithstanding the foregoing, for purposes of this Agreement, "Noteholder Documents" shall be deemed to exclude the Security Documents.

          "Noteholders" means the Persons holding Noteholder Claims.

          "Notes" means (a) the Floating Rate Senior Secured Notes due 2010 to be issued by the Company, (b) the exchange notes issued in exchange therefor as contemplated by the Registration Rights Agreement dated as of February 24, 2004, among the Company, the Guarantors and the "Purchasers" (as defined therein) and (c) any additional notes issued under the Indenture by the Company, to the extent permitted by the Indenture and the Senior Credit Agreement.

          "Obligations" means any and all obligations with respect to the payment of (a) any principal of or interest (including interest accruing on or after the commencement of any Insolvency or Liquidation Proceeding, whether or not a claim for post-filing interest is allowed in such proceeding) or premium on any Indebtedness, including any unpaid reimbursement obligation in respect of any letter of credit, (b) any fees, indemnification obligations, expense reimbursement obligations or other liabilities payable under the documentation governing any Indebtedness, (c) any obligation to post cash collateral or other property in respect of letters of credit and any other obligations or
(d) any Hedging Obligations.

          "Other Secured Parties" means the Secured Parties holding Secured Obligations



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other than Secured Obligations under the Senior Credit Agreement.

          "Permitted Investments" means:


          (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America);

          (b) investments in commercial paper maturing not more than one year after the date of acquisition thereof and having, at such date of acquisition, one of the two highest credit ratings obtainable from Standard & Poor's Rating Service or from Moody's Investor Service, Inc.;

          (c) investments in certificates of deposit, banker's acceptances and time deposits maturing not more than one year after the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts and overnight bank deposits issued or offered by, any commercial bank organized under the laws of the United States of America or any state thereof or any foreign country recognized by the United States of America that has a combined capital and surplus and undivided profits of not less than $250,000,000 (or the foreign-currency equivalent thereof);

          (d) fully collateralized repurchase agreements with a term of not more than thirty (30) days for securities described in clause (a) above or clause (e) or (f) below and entered into with a financial institution satisfying the criteria described in clause (c) above;

          (e) securities issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof having maturities of not more than six months from the date of acquisition thereof and, at the time of acquisition, having one of the two highest credit ratings obtainable from Standard & Poor's Rating Service or from Moody's Investor Service, Inc.;

          (f) securities issued by any foreign government or any political subdivision of any foreign government or any public instrumentality thereof having maturities of not more than six months from the date of acquisition thereof and, at the time of acquisition, having one of the two highest credit ratings obtainable from Standard & Poor's Rating Service or from Moody's Investor Service, Inc.; and

          (g) investments in funds that invest solely in one or more types of securities described in clauses (a), (e) and (f) above.

          "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, entity or other party, including any government and any political subdivision, agency or instrumentality thereof.

          "Pledged Collateral" means (a) the "Pledged Securities" under, and as defined in, the Pledge and Security Agreement (as defined in the Existing Credit Agreement), and (b) any other Collateral in the possession of the Collateral Agent (or its agents or bailees), to the extent that possession thereof is necessary to perfect a Lien thereon under the Uniform Commercial Code.


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          "Recovery" has the meaning set forth in Section 6.2 hereof.

          "Related Parties" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

          "Representatives" means (a) in respect of any of the Senior Lender Claims under the Existing Credit Agreement, the Administrative Agent, (b) in respect of any other Senior Lender Claims, the agent or trustee in respect thereof (or, if there is no agent or trustee, the holder or holders thereof) and (c) in respect of any of the Noteholder Claims, the Trustee.

          "Required Lenders" means, with respect to any amendment, modification, termination, waiver, consent, direction or other action, those Senior Credit Agreement Lenders the approval of which is required pursuant to the Senior Credit Agreement or the Senior Loan Documents related thereto to approve such amendment, modification, termination, waiver, consent, direction or other action.

          "Required Noteholders" means, with respect to any amendment, modification, termination, waiver, consent, direction or other action, those Noteholders, if any, the approval of which is required pursuant to the Indenture to approve such amendment, modification, termination, waiver, consent, direction or other action.

          "Secured Obligations" means, without duplication, (a) the Senior Lender Claims and (b) the Noteholder Claims.

          "Secured Parties" means (a) the Senior Lenders, (b) the
Administrative Agent, (c) the Collateral Agent, and (d) the Trustee, for the benefit of the holders from time to time of the Noteholder Claims.

          "Security Documents" means the Collateral Documents (as defined in the Existing Credit Agreement and the Indenture) and any other agreement, document or instrument pursuant to which a Lien is granted securing any Senior Lender Claims or Noteholder Claims or under which rights or remedies with respect to such Liens are governed.

          "Senior Credit Agreement" means the Existing Credit Agreement; provided that if at any time a Discharge of Credit Agreement Obligations occurs with respect to the Existing Credit Agreement (without giving effect to Section 5.2), then, to the extent provided in Section 5.2, the term "Senior Credit Agreement" means the Future First-Lien Credit Facility designated by the Company as the "Senior Credit Agreement" in accordance with such Section.

          "Senior Credit Agreement Lender" means any Senior Lender that holds any Senior Lender Claim under the Senior Credit Agreement.

          "Senior Lender Claims" means (a) all Indebtedness outstanding under one or more of the Senior Loan Documents plus all unfunded commitments to extend credit (including commitments to issue letters of credit) thereunder, including any Future First-Lien Credit



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Facilities, the Indebtedness under each of which (i) is permitted by the
Indenture and (ii) is secured by the Collateral pursuant to a Permitted Lien (as defined in the Indenture) described in clause (7), (12) or (13) of the definition thereof, (b) all other Obligations of the Company or any Grantor under the Senior Loan Documents or any such other Future First-Lien Credit Facility, including all Senior Lender Hedging Obligations and (c) all Future Other First-Lien Obligations. Senior Lender Claims shall include all interest accrued or accruing (or which would, absent the commencement of any Insolvency or Liquidation Proceeding, accrue) after the commencement of any Insolvency or Liquidation Proceeding in accordance with and at the rate specified in the relevant Senior Loan Document whether or not the claim for such interest is allowed as a claim in such Insolvency or Liquidation Proceeding. To the extent any payment with respect to the Senior Lender Claims (whether by or on behalf of any Grantor, as proceeds of security, enforcement of any right of set-off or otherwise) is declared to be fraudulent or preferential in any respect, set aside or required to be paid to a debtor in possession, trustee, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred. Notwithstanding anything to the contrary contained in the first sentence of this definition, any Obligation under the Senior Loan Documents or any Future First-Lien Credit Facility (including any Hedging Obligations) shall constitute a "Senior Lender Claim" if the Collateral Agent or the relevant Senior Lender or Senior Lenders shall have received a written representation from the Company in or in connection with the execution of such Senior Loan Documents evidencing such Obligation that such Obligation constitutes a "Credit Agreement Obligation" under and as defined in the Indenture (whether or not such Obligation is at any time determined not to have been permitted to be incurred under the Indenture).

          "Senior Lender Hedging Obligations" means any Hedging Obligations secured by any Collateral under the Security Documents.

          "Senior Lenders" means the Persons holding Senior Lender Claims.

          "Senior Loan Documents" means the Senior Credit Agreement, and each of the other agreements, documents and instruments (including each agreement, document or instrument providing for or evidencing a Senior Lender Hedging Obligation) providing for or evidencing any other Obligation under the Credit Agreement or any Future First-Lien Credit Facility or any Future Other First-Lien Obligations, and any other related document or instrument executed or delivered pursuant to any Senior Loan Document at any time or otherwise evidencing any Senior Lender Claims. Notwithstanding the foregoing, for purposes of this Agreement, "Senior Loan Documents" shall be deemed to exclude the Security Documents.

          "Subsidiary" means any "Subsidiary" of the Company, as defined in the Indenture or the Senior Credit Agreement.

          "Trustee" means Wells Fargo Bank, National Association, in its capacity as trustee under the Indenture.

          "Uniform Commercial Code" or "UCC" means the Uniform Commercial Code as from time to time in effect in the State of New York.



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          1.2. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified, (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections shall be construed to refer to Sections of this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

          SECTION 2. THE COLLATERAL AGENT.

          2.1. General Authority of the Collateral Agent over the Collateral.

          (a) By acceptance of the benefits of this Agreement and the Security Documents, each Secured Party shall be deemed irrevocably (i) to consent to the appointment of the Collateral Agent as its agent hereunder and under the Security Documents, (ii) to confirm that the Collateral Agent shall have the authority to act as the exclusive agent of such Secured Party for executing and delivering any amendments to the Security Documents and enforcement of any provisions of this Agreement and the Security Documents against any Grantor or the exercise of remedies hereunder or thereunder, in accordance with and to the extent consistent with this Agreement and the Security Documents, (iii) to agree, except as provided in this Agreement and the Security Documents, that such Secured Party shall not take any action (other than through the Collateral Agent) to enforce any provisions of this Agreement or any Security Document against any Grantor or to exercise any remedy hereunder or thereunder and (iv) to agree to be bound by the terms of this Agreement and the Security Documents. Each Representative of the Other Secured Parties, for itself and on behalf of such Other Secured Parties, hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent of the Collateral Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Representative and Other Secured Parties, as applicable, or in the Collateral Agent's own name, from time to time in the Collateral Agent's discretion, for the purpose of carrying out the terms of this Section 2.1, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Section 2.1, including any termination statements, endorsements or other instruments of transfer or release, in accordance with this Agreement and the Security Documents.

          (b) The Collateral Agent hereby agrees that it holds and will hold all of its right, title and interest in, to and under the Security Documents and the Collateral granted to the Collateral Agent thereunder whether now existing or hereafter arising (all such right, title and interest being hereinafter referred to as the "Collateral Estate") under and subject to the



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conditions set forth in this Agreement and the Security Documents; and the
Collateral Agent further agrees that it will hold such Collateral Estate in trust for the ratable benefit of the Secured Parties, for the enforcement of the payment of all Secured Obligations secured by the Collateral (subject to the limitations and priorities set forth herein and in the Security Documents) and as security for the performance of and compliance with the covenants and conditions of this Agreement and each of the Security Documents.

          2.2. Information as to Secured Parties and Representatives. The Company shall deliver to the Collateral Agent from time to time after the date hereof upon request of the Collateral Agent a list setting forth as of a date not more than thirty (30) days prior to the date of such delivery, (a) the aggregate unpaid principal amount of the Senior Lender Claims outstanding, (b) the aggregate unpaid principal amount of the Noteholder Claims outstanding, and (c) to the extent known to the Company, the respective names and addresses of each Secured Party. In addition, the Company will promptly notify the Collateral Agent of each change in the identity of any Representative. Promptly following the date hereof, the Trustee shall deliver to the Collateral Agent the names of the officers of the Trustee authorized to give directions hereunder on behalf of the Trustee. Each Representative of any Other Secured Parties agrees to notify the Collateral Agent of any change of its officers authorized to give directions hereunder on behalf of such Representative prior to the date of any such change. If the Collateral Agent does not receive the names of the officers of the Representative of any Other Secured Parties authorized to give directions hereunder on behalf of such Representative, the Collateral Agent may rely on any Person purporting to be authorized to give directions hereunder on behalf of such Representative. If the Collateral Agent is not informed of changes of the officers of the applicable Representative of the Other Secured Parties authorized to give directions hereunder on behalf of such Representative, the Collateral Agent may rely on the information previously provided to the Collateral Agent.

          2.3. The Collateral Agent.

          (a) The bank serving as the Collateral Agent hereunder shall have the same rights and powers in its capacity (if any) as a Senior Lender as any other Senior Lender and may exercise the same as though it were not the Collateral Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Company or any Grantor or other Affiliate thereof as if it were not the Collateral Agent hereunder subject to the terms of this Agreement.

          (b) The Collateral Agent shall not have any duties or obligations except those expressly set forth in this Agreement and the Security Documents. The Collateral Agent shall make available for inspection by any Secured Party, upon request of the Representative of such Secured Party, each certificate or other paper furnished to the Collateral Agent by any Grantor under or in respect of this Agreement, any Security Document or any portion of the Collateral Estate. The Company hereby consents to the disclosure of such requested documents by the Collateral Agent to the Secured Parties. Without limiting the generality of the foregoing, (a) the Collateral Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a default under the Credit Agreement or the Indenture has occurred and is continuing, (b) the Collateral Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the


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Security Documents that the Collateral Agent is required to exercise in writing by the Instructing Group pursuant to this Agreement, and (c) except as expressly set forth in this Agreement and the Security Documents, the Collateral Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Company or any Grantor that is communicated to or obtained by the bank serving as Collateral Agent or any of its Affiliates in any capacity. The Collateral Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Instructing Group pursuant to this Agreement absent the Collateral Agent's bad faith, gross negligence, willful misconduct or breach of this Agreement. The Collateral Agent shall be deemed not to have knowledge of any default or event of default under the Senior Loan Documents or the Noteholder Documents, unless and until written notice thereof is given to the Collateral Agent by the Company or any Representative, as applicable, and the Collateral Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Senior Loan Document or Noteholder Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Senior Loan Documents or Noteholder Documents, (iv) the validity, enforceability, effectiveness or genuineness of any Senior Loan Documents or Noteholder Documents or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in the Existing Credit Agreement or in any other Senior Loan Document or Noteholder Document, other than to confirm receipt of items expressly required to be delivered to the Collateral Agent under the Senior Loan Documents or the Noteholder Documents.

          (c) Whenever in the performance of its duties under this Agreement, the Collateral Agent shall deem it necessary or desirable that a matter be proved or established with respect to any Grantor or any other Person in connection with the taking, suffering or omitting of any action hereunder by the Collateral Agent, such matter may be conclusively deemed to be proved or established by a certificate purporting to be executed by an officer of such Person. The Collateral Agent shall be entitled to rely upon, and shall not incur any liability with respect to any action taken, suffered or omitted in reliance upon any such certificate, or any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Collateral Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Collateral Agent may consult with legal counsel (who may be counsel for the Company), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts and in accordance with the terms of this Agreement.

          (d) The Collateral Agent may perform any and all its duties and exercise its rights and powers under this Agreement and the Security Documents by or through any one or more sub-agents appointed by the Collateral Agent. The Collateral Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Collateral Agent and any such sub-agent.

          (e) Subject to the appointment and acceptance of a successor Collateral Agent as provided in this paragraph, the Collateral Agent may resign at any time by notifying the Representative in respect of the Senior Credit Agreement, the Trustee, the Representative of any Other Secured Party and the Company, or may be removed at any time with or without cause by written notice received by the Collateral Agent from the Instructing Group. Upon any such resignation or removal and so long as the Discharge of Credit Agreement Obligations has not occurred, the Required Lenders shall have the right, in consultation with the Company, to appoint a successor, and if no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Collateral Agent gives notice of its resignation or removal, then the retiring Collateral Agent may, on behalf of the Secured Parties, appoint a successor Collateral Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank (unless otherwise agreed by the Company and the Required Lenders). Upon any such resignation or removal of the Collateral Agent after the Discharge of Credit Agreement Obligations has occurred, the Majority Secured Parties shall have the right, in consultation with the Company, to appoint a successor, and if no successor shall have been so appointed and shall have accepted such appointment within fifteen (15) days after the retiring Collateral Agent gives notice of its resignation or removal, then the Trustee shall be appointed the successor Collateral Agent. If the Trustee shall not have accepted such appointment, the Collateral Agent, the Company or the Majority Secured Parties may apply to any court of competent jurisdiction to appoint a successor Collateral Agent to act until such time, if any, as a successor shall have been appointed and shall have accepted such appointment as above provided.

          (f) Upon its appointment as Collateral Agent hereunder, a successor Collateral Agent shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties and obligations hereunder. Any successor Collateral Agent shall execute and deliver an appropriate supplement or amendment to this Agreement and other necessary amendments or supplements to the Security Documents to effect such appointment. Upon any replacement of the retiring Collateral Agent, the retiring Collateral Agent shall have assigned to a successor Collateral Agent all of the liens upon and security interests in all Collateral under the Security Documents, and all right, title and interest of the retiring Collateral Agent under all Security Documents, without recourse to the retiring Collateral Agent or any Secured Party and at the expense of the Company. In addition, the retiring Collateral Agent shall execute such assignments and amendments of UCC financing statements and perform such other acts as are necessary or appropriate to maintain the perfection of the security interests in and liens on the Collateral. The fees payable by the Company to a successor Collateral Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Company and such successor. After the Collateral Agent's resignation hereunder, the provisions of this Section 2.3 and Section 2.4 shall continue in effect for the benefit of such retiring Collateral Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Collateral Agent.

          2.4. Collateral Agent's Fees; Indemnification.

          (a) Each Grantor jointly and severally agrees to pay upon demand to the Collateral Agent the amount of any and all reasonable out-of-pocket expenses, including the reasonable fees, disbursements and other charges of its counsel and of any experts or agents, which the Collateral Agent may incur in connection with this Agreement.

          (b) Without limitation of its indemnification obligations under the Security Documents, the Senior Loan Documents or the Noteholder Documents, each Grantor jointly and severally agrees to indemnify the Collateral Agent and its Related Parties against, and hold each of them harmless from, (i) any and all losses, claims, damages, liabilities and related out-of-pocket expenses, including reasonable fees, disbursements and other charges of counsel, incurred by or asserted against any of them arising out of, in any way connected with, or as a result of, the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating hereto or to the Collateral, whether or not such Person is a party thereto; provided that such indemnity shall not, as to the Collateral Agent and its respective Related Parties, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Person and
(ii) any and all present or future claims or liability for any recording, stamp, documentary, excise, transfer, sales, property or similar taxes, charges or levies incurred in connection with this Agreement.

          (c) Any such amounts payable as provided hereunder shall be additional Secured Obligations secured by the Security Documents. The provisions of this Section 2.4 shall remain operative and in full force and effect regardless of the termination of this Agreement, any Security Document, any Senior Loan Document or any Noteholder Document, the consummation of the transactions contemplated hereby, the repayment of any of the Secured Obligations, the invalidity or unenforceability of any term or provision of this Agreement, any Security Document, any Senior Loan Document or any Noteholder Document, or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this
Section 2.4 shall be payable on written demand therefor and shall bear interest at the Floating Rate (as defined in the Existing Credit Agreement).

          (d) Notwithstanding anything to the contrary in this Agreement, as security for the payment of the Collateral Agent Fees, the Collateral Agent
(i) is hereby granted a lien upon all Collateral and (ii) shall have the right to use and apply any of the funds held by the Collateral Agent in the Collateral Account to cover any unpaid Collateral Agent Fees in accordance with Section 4.4 hereof.

          SECTION 3. ENFORCEMENT; DETERMINATIONS RELATING TO COLLATERAL.

          3.1. Exercise of Remedies.

          (a) So long as the Discharge of Credit Agreement Obligations has not occurred, and no Insolvency or Liquidation Proceeding commenced by or against the Company or any other Grantor is continuing, (i) the Other Secured Parties will not exercise or seek to exercise any rights or remedies with respect to any Collateral, institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure), contest, protest or object to (A) any foreclosure proceeding or action brought by the Collateral Agent or, if the Discharge of Senior Credit Agreement Claims has not occurred, any Senior Credit Agreement Lender, (B) the exercise of any right under any lockbox agreement, landlord waiver or bailee's letter or similar agreement or arrangement to which any Other Secured Party is a party, or (C) any other exercise by any such party of any rights and remedies relating to the Collateral under the Security Documents or otherwise, or object to the forbearance by the Collateral Agent or, if the Discharge of Senior Credit Agreement Claims has not occurred, the Senior Credit Agreement Lenders, from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Collateral, (ii) the Collateral Agent shall have the exclusive right to enforce rights, exercise remedies and make determinations regarding the release, disposition, or restrictions with respect to the Collateral in accordance with the terms of this Agreement and the Security Documents, without any consultation with or the consent of any Other Secured Party, and (iii) the Instructing Group shall have the exclusive right to direct the Collateral Agent's exercise of any and all such rights, remedies and determinations (it being understood that the foregoing shall not be construed to prevent the Collateral Agent from taking actions permitted to be taken by it in the absence of receipt of any direction from the Instructing Group); provided that the Representative of any Other Secured Party may take any action (which is not adverse to the rights of the Collateral Agent to exercise, or the Instructing Group to direct the exercise of, remedies in respect of the Collateral) in order to preserve or protect its Lien on the Collateral. In exercising rights and remedies with respect to the Collateral, the Collateral Agent may (and shall upon the direction of the Instructing Group) enforce the provisions of the Security Documents and exercise remedies thereunder, all in such order and in such manner as it (or, if the Instructing Group shall have directed, they) may determine in the exercise of its (or, if the Instructing Group shall have directed, their) sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.

          (b) In the event that any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor and is continuing, (i) the Secured Parties will not exercise or seek to exercise any rights or remedies with respect to any Collateral, institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure), contest, protest or object to (A) any foreclosure proceeding or action brought by the Collateral Agent, (B) the exercise of any right under any lockbox agreement, landlord waiver or bailee's letter or similar agreement or arrangement to which any Secured Party is a party, or (C) any other exercise by any such party of any rights and remedies relating to the Collateral under the Security Documents or otherwise, or object to the forbearance by the Collateral Agent, from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Collateral, (ii) the Collateral Agent shall have the exclusive right to enforce rights, exercise remedies and make determinations regarding the release, disposition, or restrictions with respect to the Collateral in accordance with the terms of this Agreement and the Security Documents, without any consultation with or the consent of any Secured Party, and (iii) the Instructing Group shall have the exclusive right to direct the Collateral Agent's exercise of any and all such rights, remedies and determinations (it being understood that the foregoing shall not be construed to prevent the Collateral Agent from taking actions permitted to be taken by it in the absence of receipt of any direction from the Instructing Group); provided that
(A) the Representative of any Secured Party may file a claim or statement of interest with respect to any Noteholder Claims or Senior Lender Claims with respect to which it is a Representative, and (B) the Representative of any Secured Party may take any action (which is not adverse to the rights of the Collateral Agent to exercise, or the Instructing Group to direct the exercise of, remedies in respect of the Collateral) in order to preserve or protect its Lien on the Collateral. In exercising rights and remedies with respect to the Collateral, the Collateral Agent may (and shall upon the direction of the Instructing Group) enforce the provisions of the Security Documents and exercise remedies thereunder, all in such order and in such manner as it (or, if the Instructing Group shall have directed, they) may determine in the exercise of its (or, if the Instructing Group shall have directed, their) sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.

          3.2. Determinations relating to Collateral; Releases of Collateral.

          (a) Subject to Sections 3.2(b), 5.2 and 5.3, so long as the Discharge of Credit Agreement Obligations has not occurred, in the event (i) the Collateral Agent shall receive any written request from any Grantor under any Security Document for consent or approval with respect to any matter or thing relating to any Security Document, any Collateral or any Grantor's obligations with respect thereto or (ii) there shall be due to or from the Collateral Agent under the provisions of any Security Document any material performance or the delivery of any material instrument or (iii) the Collateral Agent shall become aware of any nonperformance by any Grantor of any covenant or any breach of any representation or warranty set forth in any Security Document, then, in each such event, the Collateral Agent shall advise the Administrative Agent and, after the Discharge of Credit Agreement Obligations has occurred, the Representatives of the Other Secured Parties, of the matter or thing as to which consent has been requested or the performance or instrument required to be delivered or the nonperformance or breach of which the Collateral Agent has become aware. Subject to Sections 3.2(b), 5.2 and 5.3, the Instructing Group shall have the exclusive authority to direct the Collateral Agent's response to any of the events or circumstances contemplated in clauses (i), (ii) and (iii) above.

          (b) If in connection with:

               (i) the exercise of the Collateral Agent's remedies in respect of the Collateral provided for in Section 3.1, including any sale, lease, exchange, transfer or other disposition of any such Collateral;

               (ii) any sale, lease, exchange, transfer or other disposition of any Collateral; or

               (iii) any other request by any Grantor that any Collateral be released from the Liens thereon granted under any Security Document;

the Collateral Agent releases any Collateral from the Liens thereon granted under any of the Security Documents, then such Liens shall be released with respect to such Collateral and such release shall be binding upon all Secured Parties, and the Collateral Agent shall not have any liability to any Secured Party on account of such reliance; provided that, in the case of any release made in connection with clause (ii) or (iii) above, such release shall be permitted or not prohibited by the terms of the Senior Credit Agreement, including by virtue of the consent of the Required Lenders, and the Indenture, including by virtue of the consent of the Required Noteholders (and the Collateral Agent shall be fully protected if it shall receive a certificate signed by an officer of the Company to such effect). It is understood that the foregoing proviso shall not apply to releases of Collateral expressly contemplated and permitted by any Security Document to be effective without the necessity of any consent, and the Collateral Agent may confirm any such release at the request of any Grantor without liability to any Secured Party.

          3.3. Cooperation. Subject to the proviso to the first sentence of
Section 3.1(a) above each Representative of any of the Other Secured Parties agrees (on behalf of itself and such Other Secured Parties) that, unless and until the Discharge of Senior Credit Agreement Claims has occurred and so long as no Insolvency or Liquidation Proceeding is continuing, it will not commence, or join with any Person (other than the Senior Credit Agreement Lenders and the Collateral Agent upon the request thereof) in commencing, any enforcement, collection, execution, levy or foreclosure action or proceeding with respect to any Lien under any of the Security Documents or otherwise. Subject to the proviso to the first sentence of Section 3.1(b) above, each Representative of any Secured Party agrees (on behalf of itself and such Secured Parties) that, during the continuance of any Insolvency or Liquidation Proceeding, it will not commence, or join with any Person (other than the Collateral Agent and the Instructing Group upon the request thereof) in commencing any enforcement, collection, execution, levy or foreclosure action or proceeding with respect to any Lien under any of the Security Documents or otherwise.

          3.4. Exercise of Powers. All of the powers, remedies and rights of the Collateral Agent as set forth in this Agreement may be exercised by the Collateral Agent in respect of any Security Document as though set forth in full therein and all of the powers, remedies and rights of the Collateral Agent as set forth in any Security Document may be exercised from time to time as herein and therein provided.

          3.5. Lien Priorities. The parties hereto expressly agree that the security interests and liens granted to the Collateral Agent shall secure the Obligations on a pari passu basis for the benefit of the Secured Parties and that, notwithstanding the relative priority or the time of grant, creation, attachment or perfection under applicable law of any security interests and liens, if any, of any of the Collateral Agent or any Secured Party upon or in any of the Collateral to secure any Obligations, whether such security interests and liens are now existing or hereafter acquired or arising and whether such security interests and liens are in or upon now existing or hereafter arising Collateral, such security interests and liens shall be first and prior security interests and liens in favor of the Collateral Agent to secure the Obligations on a pari passu basis for the benefit of the Collateral Agent and the Secured Parties.

          3.6. No Other Security. Neither the Administrative Agent nor any other Secured Party shall take or receive a security interest in or lien upon any of the property or assets of the Company or any of its Subsidiaries as security of the Secured Obligations other than pursuant to this Agreement and the Security Documents unless all of the Secured Parties are granted a security interest in, or lien upon, such property or assets, pursuant to documents in form and substance satisfactory to the Administrative Agent and the Trustee to secure the Secured

Obligations pro rata as provided herein. Neither the Administrative Agent nor any other Secured Party shall take or receive any guaranty for the benefit of any Secured Obligation other than the Guaranties, unless the payment of all of the Secured Obligations owing to all the Secured Parties are substantially contemporaneously, by the same or separate instrument, guaranteed (or, if such guaranty guarantees only a portion of the Secured Obligations owing to such Secured Party, such Secured Party will not accept such guarantee unless such guarantor simultaneously guarantees the same proportion of Secured Obligations owing to the other Secured Parties). Notwithstanding the foregoing, amounts deposited into the Special Letter of Credit Cash Collateral Account defined in
Section 4.4(c) shall only be applied to satisfy LC Obligations owing under and as defined in the Senior Credit Agreement until such time as all letters of credit giving rise to such LC Obligations expire or are terminated and all amounts owing as a result of draws under such letters of credit have been satisfied.

          SECTION 4. Collateral Account; Distributions.

          4.1. The Collateral Account. At such time as the Collateral Agent deems appropriate, the Collateral Agent shall establish and, at all times thereafter until this Agreement shall have terminated, there shall be maintained with the Collateral Agent an account which shall be entitled the "Roto-Rooter Collateral Account" (the "Collateral Account"). All moneys which are received by the Collateral Agent or any agent or nominee of the Collateral Agent in respect of the Collateral upon the exercise of the remedies in accordance with the terms of this Agreement or any Security Document or from any Secured Party as required under Section 4.7 shall be deposited in the Collateral Account and held by the Collateral Agent as part of the Collateral Estate and applied and disbursed in accordance with the terms of this Agreement. The Collateral Agent shall maintain such sub-accounts and records with respect to the Collateral Account as will permit the segregation and allocation of proceeds of Collateral in accordance with Section 4.4.

          4.2. Control of Collateral Account. All right, title and interest in and to the Collateral Account, and funds on deposit in the Collateral Account, shall constitute part of the Collateral Estate. The Collateral Account shall be subject to the exclusive dominion and control of the Collateral Agent.

          4.3. Investment of Funds Deposited in Collateral Account. The Collateral Agent may, at the request of the Company, invest and reinvest moneys on deposit in the Collateral Account at any time in Permitted Investments; provided that the Collateral Agent, in its sole discretion, may
(a) restrict such investments and reinvestments to Permitted Investments that have a shorter duration and higher credit quality than other Permitted Investments and (b) decline to invest or reinvest any amount that it expects to distribute from the Collateral Account within one Business Day. All such investments and the interest and income received thereon and the net proceeds realized on the sale or redemption thereof shall be held in the Collateral Account as part of the Collateral Estate. The Collateral Agent shall not be responsible for any diminution in funds resulting from such investments or any liquidation prior to maturity.

          4.4. Application of Moneys.

          (a) The Collateral Agent shall have the right at any time to apply moneys held by it in the Collateral Account to the payment of due and unpaid Collateral Agent Fees.

          (b) All remaining moneys held by the Collateral Agent in the Collateral Account received by the Collateral Agent with respect to the Collateral shall, to the extent available for distribution (it being understood that the Collateral Agent may liquidate investments prior to maturity in order to make a distribution pursuant to this Section 4.4), be distributed (subject to the provisions of Sections 4.5 and 4.6) by the Collateral Agent on each Distribution Date in the following order of priority:

               FIRST: to the Collateral Agent for any unpaid Collateral Agent Fees and then to any Secured Party which has theretofore advanced or paid any Collateral Agent Fees constituting administrative expenses allowable under Section 503(b) of Title 11 of the United States Code, an amount equal to the amount thereof so advanced or paid by such Secured Party and for which such Secured Party has not been reimbursed prior to such Distribution Date, and, if such moneys shall be insufficient to pay such amounts in full, then ratably (without priority of any one over any other) to such Secured Parties in proportion to the amounts of such Collateral Agent Fees advanced by the respective Secured Parties and remaining unpaid on such Distribution Date;

               SECOND: to any Secured Party which has theretofore advanced or paid any Collateral Agent Fees other than such administrative expenses, an amount equal to the amount thereof so advanced or paid by such Secured Party and for which such Secured Party has not been reimbursed prior to such Distribution Date, and, if such moneys shall be insufficient to pay such amounts in full, then ratably (without priority of any one over any other) to such Secured Parties in proportion to the amounts of such Collateral Agent Fees advanced by the respective Secured Parties and remaining unpaid on such Distribution Date;

               THIRD: to the Secured Parties that hold Secured Obligations, in an amount equal to all Secured Obligations then due and payable to them (including, without limitation, amounts in respect of letter of credit exposure), and, if such moneys shall be insufficient to pay such amounts in full, then ratably (without priority of any one over any other) to such Secured Parties in proportion to the unpaid amounts thereof on such Distribution Date; and

               FOURTH: any surplus then remaining shall be paid to the Grantors or their successors or assigns or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

          (c) Any distribution pursuant to clause THIRD of subsection (b) above with respect to the undrawn amount of any outstanding letter of credit shall be paid to the Collateral Agent to be held in an account (the "Special Letter of Credit Cash Collateral Account") as collateral for the Senior Credit Agreement Lenders and disposed of as provided in this subsection (c). As of the date hereof, the Facility LC Collateral Account (as defined in the Existing Credit Agreement) shall be the Special Letter of Credit Cash Collateral Account referred to herein. On each date after which a payment is made to a beneficiary pursuant to a draw on a letter of credit, the Collateral Agent shall distribute to the Administrative Agent from the amounts held pursuant to this subsection (c) for application to the payment of the reimbursement obligation due to the Senior Credit Agreement Lenders with respect to such draw an amount equal to the product of (1) the total amount then held in the Special Letter of Credit Cash Collateral Account pursuant to this subsection (c), and (2) a fraction, the numerator of which is the amount of such draw and the denominator of which is the aggregate undrawn amount of all outstanding letters of credit immediately prior to such draw. On each date after which a reduction in the undrawn amount of any outstanding letter of credit occurs other than on account of a payment made to a beneficiary pursuant to a draw on such letter of credit, the Collateral Agent shall distribute to the Administrative Agent from the amounts held pursuant to this subsection (c) an amount equal to the product of (1) the total amount then held in the Special Letter of Credit Cash Collateral Account pursuant to this subsection (c) and (2) a fraction, the numerator of which is the amount of such reduction and the denominator of which is the aggregate undrawn amount of all outstanding letters of credit immediately prior to such reduction, which amount shall be distributed as provided in clause THIRD of subsection (b) above. At such time as no letters of credit are outstanding, any remaining amount held in the Special Letter of Credit Cash Collateral Account pursuant to this subsection (c), after the distribution therefrom as provided above, shall be distributed as provided in subsection (b) above.

          (d) The term "unpaid" as used in Section 4.4(b) refers:

               (i) in the absence of an Insolvency or Liquidation Proceeding with respect to the relevant Grantor or Grantors, to all amounts of the relevant Senior Lender Claims and Noteholder Claims (other than contingent indemnification and other contingent obligations outstanding as of a Distribution Date (and for the purpose of this provision, the amount of the Senior Lender Claims then outstanding shall include the undrawn face amount of, and any unreimbursed drawings under, any letter of credit except to the extent cash collateralized or otherwise secured by property not securing the Notes in accordance with the terms of the Senior Loan Documents), and

               (ii) during the pendency of an Insolvency or Liquidation Proceeding with respect to the relevant Grantor(s), to all amounts allowed by the bankruptcy court in respect of the relevant Senior Lender Claims and Noteholder Claims as a basis for distribution (including estimated amounts, if any, allowed in respect of contingent claims), to the extent that prior distributions have not been made in respect thereof.

          (e) Subject to Section 4.5, the Collateral Agent shall make all payments and distributions under this Section 4.4 to the respective Representatives of the Secured Parties, as applicable. Each such Representative shall be responsible for insuring that amounts distributed to it are distributed to the relevant Secured Parties in the order of priority set forth herein.

          4.5. Application of Moneys Distributable to Representatives. If at any time any moneys collected or received by the Collateral Agent pursuant to this Agreement are distributable pursuant to Section 4.4 to any Secured Party, the Collateral Agent may distribute such moneys to the Representative of such Secured Party (and shall not be responsible for the distribution of such moneys by such Representative); provided that if any Representative shall notify the Collateral Agent in writing that no provision is made under the Applicable Secured Documents for the application by such Representative of such moneys (whether because the relevant Noteholder Claims or Senior Lender Claims have not become due and payable or otherwise) and that the Applicable Secured Documents do not effectively provide for the receipt and the holding by such Representative of such moneys pending the application thereof, then the Collateral Agent, after receipt of such notification, may, at the request of the Company, invest such amounts in Permitted Investments, and shall hold all such amounts so distributable and all such investments and the net proceeds thereof solely as security for the relevant Noteholder Claims or Senior Lender Claims and for no other purpose until such time as such Representative shall request in writing the delivery thereof by the Collateral Agent for application pursuant to the Applicable Secured Documents; provided, further, that the Collateral Agent, in its sole discretion, may (a) restrict such investments to Permitted Investments that have a shorter duration and higher credit quality than other Permitted Investments and (b) decline to invest any amount that it expects to distribute within one Business Day. Notwithstanding the foregoing, if, at any time, all the relevant Noteholder Claims or Senior Lender Claims in respect of which any moneys and investments (and proceeds thereof) are held by the Collateral Agent pursuant to this
Section 4.5 cease to be outstanding for any reason, then such moneys and any moneys that constitute proceeds of such investments will be applied by the Collateral Agent in accordance with Section 4.4(b). The Collateral Agent shall not be responsible for any diminution in funds resulting from investments made at the direction of the Company or from holding such moneys uninvested.

          4.6. Collateral Agent's Calculations. In making the determinations and allocations required by Section 4.4, the Collateral Agent may conclusively rely upon, and shall have no liability to any of the Secured Parties for actions taken in reliance upon, information supplied by any Secured Party (or its Representative) as to the amounts of unpaid principal and interest and other amounts outstanding with respect to any Senior Lender Claims or the Noteholder Claims absent manifest error; provided that nothing in this sentence shall prevent any Grantor from contesting any amounts claimed by any Secured Party in any information so supplied. All distributions made by the Collateral Agent pursuant to Section 4.4 shall be (subject to any decree of any court of competent jurisdiction) final (absent manifest error), and the Collateral Agent shall have no duty to inquire as to the application by any Representative of any amounts distributed to it for distribution to any Secured Parties.

          4.7. Payments Over. Any payments, Collateral or proceeds thereof (including, without limitation, any payment by any Guarantor under any Guaranty or pursuant to any set-off or any cash held in the Special Letter of Credit Cash Collateral Account; provided, however, that such cash held in the Special Letter of Credit Cash Collateral Account shall be subject to the terms of Section 4.4 and the requirement that such cash be applied first in satisfaction of reimbursement obligations owing in respect of letters of credit and then in accordance with Section 4.4(b)) received by any Secured Party (or its Representative) (i) with respect to any Obligation upon the occurrence and during the continuance of any Event of Default under the Senior Loan Documents or the Noteholder Documents, (ii) in connection with the exercise of any right or remedy relating to the Collateral or (iii) in contravention of this Agreement shall be segregated and held in trust and forthwith paid over to the Collateral Agent in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct, to be deposited in the Collateral Account and held by the Collateral Agent as part of the Collateral Estate and applied and disbursed in accordance with the terms of this Agreement. The Collateral Agent is hereby authorized to make any such endorsements as agent for any Secured Party (or its Representative). This authorization is coupled with an interest and is irrevocable.

          SECTION 5. OTHER AGREEMENTS.

          5.1. Insurance. Unless and until the Discharge of Credit Agreement Obligations has occurred, the Collateral Agent and the Required Lenders shall have the sole and exclusive right, subject to the rights of the Grantors under the Credit Agreement and the Security Documents, to adjust settlement for any insurance policy covering the Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding affecting the Collateral. All proceeds of any such policy and any such award if in respect to the Collateral shall be paid to the Collateral Agent for the benefit of the Secured Parties to the extent required under the Credit Agreement, the Security Documents and the Noteholder Documents and thereafter to the owner of the subject property or as a court of competent jurisdiction may otherwise direct. If any Secured Party (or its Representative) shall, at any time, receive any proceeds of any such insurance policy or any such award in contravention of this Agreement, it shall pay such proceeds over to the Collateral Agent in accordance with the terms of Section 4.7.

          5.2. When Discharge of Senior Credit Agreement Claims Deemed to Not Have Occurred. If at any time after the Discharge of Senior Credit Agreement Claims has occurred the Company designates any Future First-Lien Credit Facility to be the "Senior Credit Agreement" hereunder, then such Discharge of Senior Credit Agreement Claims shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken prior to the date of such designation as a result of the occurrence of such prior Discharge of Senior Credit Agreement Claims), and such Future First-Lien Credit Facility shall automatically be treated as the Senior Credit Agreement for all purposes of this Agreement. Upon receipt of notice of such designation (including the identity of the new Collateral Agent), the Trustee shall promptly (i) enter into such documents and agreements (including amendments or supplements to this Agreement) as the Company or such new Collateral Agent shall request in order to provide to the new Collateral Agent the rights of the Collateral Agent contemplated hereby and (ii) deliver to the Collateral Agent the Pledged Collateral together with any necessary endorsements (or otherwise allow such Collateral Agent to obtain control of such Pledged Collateral).

          5.3. Amendments to Security Documents. So long as the Aggregate Credit Agreement Exposure is (a) greater than or equal to $55,000,000 or (b) greater than the aggregate amount of Notes outstanding, the Instructing Group shall have the exclusive authority to direct the Collateral Agent to (or consent to any action by the Collateral Agent to) amend any provision of, or grant any waivers or consents in respect of, any Security Document, without any consent or approval of, or prior notice to, any other Secured Party; provided that no such amendment, waiver or consent shall, without the consent of the Required Noteholders (and the Collateral Agent shall be fully protected if it shall receive a certificate signed by an officer of the Company certifying the delivery and effectiveness of such consent), materially adversely affect the rights of the holders of the Noteholder Claims unless such amendment, waiver or consent applies equally to the Credit Agreement Obligations; provided, however, that no amendment, waiver, or supplement pursuant to this Section 5.3 shall directly or indirectly effect a release of Collateral that is not permitted under Section
11.03 of the Indenture without the consent of the Required Noteholders (and the Collateral Agent shall be fully protected if it shall receive a certificate signed by an officer of the Company certifying the delivery and effectiveness of such consent). If the Aggregate Credit Agreement Exposure is
(a) less than $55,000,000 and (b) less than or equal to the aggregate amount of Notes outstanding, then any such amendment, waiver or consent shall require the consent of (x) the Required Lenders in accordance with the Senior Loan Documents (and the Collateral Agent shall be fully protected if it shall receive a certificate signed by an officer of the Company certifying the delivery and effectiveness of such consent) and (y) the Required Noteholders in accordance with the Noteholder Documents (and the Collateral Agent shall be fully protected if it shall receive a certificate signed by an officer of the Company certifying the delivery and effectiveness of such consent).

          5.4. Right of Set-Off. Nothing in this Agreement shall prevent any Secured Party from exercising any right of set-off or counterclaim that such Secured Party may otherwise have.

          SECTION 6. INSOLVENCY OR LIQUIDATION PROCEEDINGS.

          6.1. Generally. Nothing contained herein shall limit or restrict the independent right of the Collateral Agent or any other Secured Party to initiate an action or actions in any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution, liquidation or similar proceeding in its individual capacity and to appear or to be heard on any matter before the bankruptcy or other applicable court in any such proceeding, including, without limitation, with respect to any questions concerning the post-petition usage of collateral and any post-petition financing arrangement; provided that neither the Collateral Agent nor any other Secured Party shall contest the validity or enforceability of or seek to avoid, have declared fraudulent or have set aside any of the Secured Obligations, or any guaranties of any of the Secured Obligations, or contest the validity, perfection, priority or enforceability of the security interests and liens of any other Secured Party securing any of the Secured Obligations.

          6.2. Preference Issues. If any Secured Party is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of the Company or any other Grantor any amount (a "Recovery"), then the Secured Obligations shall be reinstated to the extent of such Recovery. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement.

          SECTION 7. RELIANCE; WAIVERS; ETC.

          7.1. Reliance. The consent by the Senior Lenders to the execution and delivery of the Security Documents to provide that the Noteholder Claims are secured by the Liens or the Collateral granted thereunder, and all loans and other extensions of credit made or deemed made on and after the date hereof by the Senior Lenders to the Company or any Grantor, shall be deemed to have been given and made in reliance upon this Agreement. The Trustee, on behalf of itself and the Noteholders, acknowledges that it and the Noteholders have, independently and without reliance on the Collateral Agent or any Senior Lender, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into the Indenture, this Agreement and the transactions contemplated hereby and thereby and they will continue to make their own credit decision in taking or not taking any action under the Indenture or this Agreement.

          7.2. No Warranties or Liability. The Trustee, on behalf of itself and the Noteholders, acknowledges and agrees that each of the Collateral Agent and the Senior Lenders has made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Security Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. The Senior Lenders will be entitled to manage and supervise their respective loans and extensions of credit under the Senior Loan Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate, and the Senior Lenders may manage their loans and extensions of credit without regard to any rights or interests that the Trustee or any of the Noteholders have in the Collateral or otherwise, except as otherwise provided in this Agreement and the Security Documents. Neither any Senior Lender nor any of their Representatives shall have any duty to the Trustee or any of the Noteholders to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any agreements with the Company or any Subsidiary thereof (including the Noteholder Documents), regardless of any knowledge thereof which they may have or be charged with.

          7.3. No Waiver.

          (a) No right of the Senior Lenders, the Collateral Agent or any of them to enforce any provision of this Agreement, any Senior Loan Document or any Security Document shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or any other Grantor or by any act or failure to act by any Senior Lender or the Collateral Agent, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement, any Senior Loan Document, any Noteholder Document or any Security Document, regardless of any knowledge thereof which the Collateral Agent or the Senior Lenders, or any of them, may have or be otherwise charged with.

          (b) The Trustee, on behalf of itself and the Noteholders, agrees that the Senior Lenders and the Collateral Agent shall have no liability to the Trustee or any Noteholder, and the Trustee, on behalf of itself and the Noteholders, hereby waives any claim against any Senior Lender or the Collateral Agent, arising out of any and all actions which the Senior Lenders may take or permit or omit to take with respect to: (i) the Senior Loan Documents or (ii) the collection of the Senior Lender Claims. The Trustee, on behalf of itself and the Noteholders, agrees that the Senior Lenders and the Collateral Agent have no duty to them in respect of the maintenance or preservation of the Collateral or otherwise.

          7.4. Obligations Unconditional. All rights, interests, agreements and obligations of the Collateral Agent and the Secured Parties hereunder shall remain in full force and effect irrespective of:

          (a) any lack of validity or enforceability of any Security Documents, any Senior Loan Documents or any Noteholder Documents;

          (b) any change in the time, manner or place of payment of, or in any other terms of, all or any of the Senior Lender Claims or Noteholder Claims, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of the Senior Credit Agreement or any other Senior Loan Document or of the terms of the Indenture or any other Noteholder Document;

          (c) any exchange of any security interest in any Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Senior Lender Claims or Noteholder Claims or any guarantee thereof;

          (d) the commencement of any Insolvency or Liquidation Proceeding in respect of the Company or any other Grantor; or

          (e) any other circumstances which otherwise might constitute a defense available to, or a discharge of, the Company or any other Grantor in respect of the Senior Lender Claims, or of the Trustee or any Noteholder in respect of this Agreement.

          SECTION 8. MISCELLANEOUS.

          8.1. Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of the Security Documents, the Senior Loan Documents or the Noteholder Documents, the provisions of this Agreement shall govern.

          8.2. Continuing Nature of this Agreement; Severability. This Agreement shall continue to be effective until the later of (a) the date on which the Discharge of Credit Agreement Obligations shall have occurred and
(b) the indefeasible payment in full of the Noteholder Claims. The Senior Lenders may continue, at any time and without notice to the Trustee or any Noteholder, to extend credit and other financial accommodations and lend moneys to or for the benefit of the Company or any Grantor constituting Senior Lender Claims on reliance hereof. Each of the Collateral Agent, the Senior Lenders and the Trustee, on behalf of itself and the Noteholders, hereby waives any right it may have under applicable law to revoke this Agreement or any of the provisions of this Agreement. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          8.3. Amendments; Waivers. So long as the Aggregate Credit Agreement Exposure is (a) greater than or equal to $55,000,000 or (b) greater than the aggregate amount of Notes outstanding, the Collateral Agent and the Company, with the consent of the Instructing Group, may from time to time amend, supplement or waive any provision hereof; provided that no such amendment, supplement or waiver shall, without the consent of the Required Noteholders (and the Collateral Agent shall be fully protected if it shall receive a certificate signed by an officer of the Company certifying the delivery and effectiveness of such consent), materially adversely affect the rights of the Noteholders unless such amendment, supplement or waiver applies equally to the Credit Agreement Obligations; provided, however, that no amendment, supplement, or waiver pursuant to this Section 8.3 shall directly or indirectly effect a release of Collateral that is not permitted under Section
11.03 of the Indenture without the consent of the Required Noteholders (and the Collateral Agent shall be fully protected if it shall receive a certificate signed by an officer of the Company certifying the delivery and effectiveness of such consent). If the Aggregate Credit Agreement Exposure is
(a) less than $55,000,000 and (b) less than or equal to the aggregate amount of Notes outstanding, then any such amendment, waiver, or consent shall require the consent of (x) the Required Lenders in accordance with the Senior Loan Documents (and the Collateral Agent shall be fully protected if it shall receive a certificate signed by an officer of the Company certifying the delivery and effectiveness of such consent) and (y) the Required Noteholders in accordance with the Noteholder Documents (and the Collateral Agent shall be fully protected if it shall receive a certificate signed by an officer of the Company certifying the delivery and effectiveness of such consent). The Company and other Grantors shall not have any right to consent to or approve any amendment, modification or waiver of any provision of this Agreement except to the extent their rights are directly affected. The Company hereby agrees to execute and deliver any supplement or amendment to this Agreement or the Security Documents or any other document or instrument necessary to evidence the appointment of a successor Collateral Agent pursuant to Section 2.3.

          8.4. Information Concerning Financial Condition of the Company and the Subsidiaries. The Senior Lenders and their Representatives, on the one hand, and the Trustee and the Noteholders, on the other hand, shall each be responsible for keeping themselves informed of (a) the financial condition of the Company and the Subsidiaries and all endorsers and/or guarantors of the Noteholder Claims or the Senior Lender Claims and (b) all other circumstances bearing upon the risk of nonpayment of the Noteholder Claims or the Senior Lender Claims. None of the Collateral Agent, the Senior Lenders, the Trustee or any Noteholder shall have any duty to advise any other party of information known to it or them regarding such condition or any such circumstances or otherwise. In the event the Collateral Agent, any of the Senior Lenders, the Trustee or any of the Noteholders, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to the any other party, it or they shall be under no obligation (w) to make, and the Collateral Agent, the Senior Lenders, the Trustee and the Noteholders shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (x) to provide any additional information or to provide any such information on any subsequent occasion, (y) to undertake any investigation or (z) to disclose any information which, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

          8.5. Consent to Jurisdiction; Waivers. The parties hereto consent to the jurisdiction of any state or federal court located in New York, New York, and consent that all service of process may be made by registered mail directed to such party as provided in Section 8.6 below for such party. Service so made shall be deemed to be completed three (3) days after the same shall be posted as aforesaid. The parties hereto waive any objection to any action instituted hereunder based on forum non conveniens, and any objection to the venue of any action instituted hereunder.

          8.6. Notices. All notices to the Noteholders and the Senior Lenders permitted or required under this Agreement may be sent to their Representatives. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, electronically mailed or sent by courier service or U.S. mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or electronic mail or three (3) Business Days after deposit in the U.S. mail (registered or certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto shall be as set forth below each party's name on the signature pages hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

          8.7. Further Assurances. Each of the Administrative Agent, on behalf of itself and the Senior Lenders, and the Trustee, on behalf of itself and the Noteholders, agrees that each of them shall take such further action and shall execute and deliver to the Collateral Agent such additional documents and instruments (in recordable form, if requested) as the Collateral Agent may reasonably request to effectuate the terms of and the Liens contemplated by this Agreement.

          8.8 GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES OR PROVISIONS) OF THE STATE OF NEW YORK. EACH OF THE COLLATERAL AGENT, THE TRUSTEE, THE ADMINISTRATIVE AGENT, AND THE COMPANY HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER.

          8.9. Binding on Successors and Assigns; No Third Party Beneficiaries. This Agreement shall be binding upon the Secured Parties, the Company and their respective permitted successors and assigns. This Agreement and the rights and benefits hereof shall inure to the benefit of the Secured Parties, the Company and their respective successors and assigns, and nothing herein is intended or shall be construed to give any other Person any right, remedy or claim under, to or in respect of this Agreement, the Collateral or the Collateral Estate. No other Person shall have or be entitled to assert any rights or benefits hereunder.

          8.10. Section Titles. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.

          8.11. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be an original and all of which shall together constitute one and the same document.

          8.12. Authorization. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement.

          8.13. Effectiveness. This Agreement shall become effective when executed and delivered by the parties hereto. This Agreement shall be effective both before and after the commencement of any Insolvency or Liquidation Proceeding. All references to the Company or any other Grantor shall include the Company or Grantor as debtor and debtor-in-possession and any receiver or trustee for the Company or any other Grantor (as the case may be) in any Insolvency or Liquidation Proceeding.

          8.14. Trustee. It is understood and agreed that Wells Fargo Bank, National Association is entering in this Agreement in its capacity as Trustee and the provisions of the Indenture applicable to the Trustee thereunder shall also apply to the Trustee hereunder.

          8.15. Designations; Future Representatives of Senior Lenders. For purposes of the provisions hereof and the Indenture requiring the Company to designate Indebtedness for the purposes of the term "Credit Agreement Obligations" under the Indenture, "First-Lien Credit Facilities" or "Senior Credit Agreement" or any other designations for any other purposes hereunder or under the Indenture, any such designation shall be sufficient if the relevant designation is set forth in writing, signed on behalf of the Company by an officer thereof and delivered to the Trustee and the Collateral Agent. For all purposes hereof and the Indenture, the Company hereby designates the Credit Facilities provided pursuant to the Existing Credit Agreement as the First-Lien Credit Facility and any Obligations in respect of the Existing Credit Agreement as "Credit Agreement Obligations" under the Indenture.


              The remainder of this page is intentionally blank.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                                      BANK ONE, NA,
                                      as Collateral Agent and as Administrative
                                      Agent under the Existing Credit Agreement,

                                      By:    /s/ Thomas J. Reinhold
                                             ---------------------------
                                      Name:  Thomas J. Reinhold
                                      Title: Vice President

                                      Address:

                                      8044 Montgomery Road
                                      OH3-4017
                                      Cincinnati, OH 45236
                                      Attention: Thomas J. Reinhold
                                      Telephone.: (513) 985-5118
                                      Facsimile:  (513) 985-5760


                                      WELLS FARGO BANK, N.A.
                                      as Trustee,


                                      By:  /s/ Jeffrey Rose
                                           ----------------------------
                                      Name:  Jeffrey Rose
                                      Title: Corporate Trust Officer

                                      Address:

                                      Corporate Trust
                                      Sixth Street and Marquette Avenue
                                      MAC N303-120
                                      Minneapolis, MN 55475
                                      Attention: Jeffrey T. Rose
                                      Facsimile: (612) 667-9875


                                      ROTO-ROOTER, INC.,

                                      By:    /s/ Naomi C. Dallob
                                             ------------------------------
                                      Name:  Naomi C. Dallob
                                      Title: Secretary

                                      Address:

                                      2600 Chemed Center
                                      255 East Fifth Street
                                      Cincinnati, OH 45202
                                      Attention: Timothy S. O'Toole
                                      Telephone: (513) 762-6702
                                      Facsimile: (513) 287-6216